UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended October 31, 2015. The net asset values (NAV) per share at that date were $5.95, $5.90, $5.98, $5.94 and $5.97 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended October 31, 2015
Cohen & Steers Active Commodities Strategy Fund—Class A	–18.94%
Cohen & Steers Active Commodities Strategy Fund—Class C	–19.18%
Cohen & Steers Active Commodities Strategy Fund—Class I	–18.75%
Cohen & Steers Active Commodities Strategy Fund—Class R	–19.07%
Cohen & Steers Active Commodities Strategy Fund—Class Z	–18.75%
Bloomberg Commodity Index Total Return[a]	–15.71%
S&P 500 Index[a]	0.77%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  The Bloomberg Commodity Index Total Return is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Market Review

Financial markets were choppy during the six months ended October 31, 2015, as global growth appeared to slow. Stocks suffered a brief correction in excess of 10% before the blue chip benchmark S&P 500 Index recovered substantially all of its losses. Bonds generally declined, with the yield on the 10-year U.S. Treasury climbing from 2.05% to 2.16%. Twenty of the 22 constituents that comprise the Bloomberg Commodity Index Total Return declined in the period as well.

Investors grew apprehensive about the health of China's economy, which has continued to decelerate in recent years as it moves away from a model that is over-reliant on investment and export-driven manufacturing to a more consumer/services-oriented economic model. China's reduced need for raw commodities, meanwhile, has taken a toll on other economies, particularly commodity-exporting emerging markets. Although an outright recession does not appear to be in the works, global growth estimates have repeatedly come down.

While U.S. growth was also lackluster in the May to October period, the Federal Reserve signaled its intention to begin raising interest rates soon. This would mark the first credit tightening in the U.S. in nearly a decade and contrasts with other major central banks, which are still in the process of easing credit. The U.S. dollar resumed its upward trajectory in response to weakening economic growth abroad and the prospect for higher U.S. interest rates. The dollar is the currency of choice for most of the global trade in commodities, so its strength makes those materials more expensive for foreign buyers, adversely impacting demand and further depressing prices. A rising dollar can also impact supply, as those non-U.S. producers who receive revenues in U.S. dollars for their product are incentivized to increase output, thereby further adding to supplies, in order to realize a higher profit margin (this is exacerbated in a strong U.S. dollar/weak local currency scenario).

Various commodities were also pressured by specific difficulties. The energy sector (–26.8% total return in the index) remained challenged from the combination of slowing global demand for crude oil and a substantial supply surplus. Saudi Arabia and other members in the Organization of Petroleum Exporting Countries (OPEC) continued to produce more oil than the market could absorb in a bid to grab market share, while production from higher-cost U.S. shale formations only declined modestly after peaking in April. With oil storage facilities worldwide filled nearly to capacity, the prospect of sanctions being lifted against Iran threatened to exacerbate market conditions. As a result, oil prices in August fell to a six-year low, with West Texas Intermediate (–27.5%) at one point briefly dipping below $39 a barrel before recovering to the mid $40s. Bearish conditions also persisted for natural gas prices (–26.6%). Unseasonably mild weather across much of the continental U.S. (a cool summer followed by a warm fall) reduced seasonal demand for the fuel. Natural gas production, meanwhile, continues to climb, although the rate of increase in production has slowed dramatically this year.

Industrial metals (–24.1%) have been directly impacted by reduced demand from China, by far the world's largest consumer of base metals. Although there have been indications of supply rationalization, with mine operations being reduced in some cases and other projects being put on hold, miners have so far been fairly slow to curtail output. Nickel and zinc suffered similar setbacks during the six months ended October 31, 2015, each falling 28.4%; aluminum (–26.6%) was not far behind.

The precious metals sector (–3.9%) struggled given an absence of inflation, a strong dollar, and the prospect of the Fed raising interest rates, all of which reduced investment demand for gold (–3.7%) and silver (–4.2%). The platinum group metals, which are used in many industrial applications, traded lower as well amid broader China growth concerns.

The strong dollar hurt the competitiveness of U.S. producers in the livestock sector (–7.7%), as did herd expansion. Live cattle (–7.6%) and lean hogs (–7.2%) contended with inventories of beef and

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

pork in cold storage at their highest levels on record since the National Agricultural Statistics Service began keeping track in 1973.

Favorable crop conditions in North and South America coupled with U.S. dollar strength weighed on grains (–2.6%). Although crop prices rallied early in the summer as record precipitation saturated portions of the U.S. grain belt during planting, better weather as the season progressed erased those earlier concerns, putting downward pressure on the commodities.

Among the softs, coffee (–15.5%) declined due to beneficial rains in key growing areas in Brazil, which led to a larger-than-anticipated crop, as well as weakness in the Brazilian currency. Sugar (–1.1%) fared better, due largely to strong demand for hydrous ethanol in Brazil resulting in more ethanol output at the expense of sugar production.

Fund Performance

The Fund had a negative total return for the period and underperformed its benchmark.

The most significant detractor from the Fund's relative performance was energy, primarily due to our allocation to crude oil futures, which was partially offset by a favorable allocation to gasoline. Other detractors from performance included our out-of-index allocation to palladium (–21.4%b), as well as allocations to gold, soybeans, and cattle.

The most significant contributor to relative returns was our out-of-index allocation to platinum. The Fund also benefited from allocations to and contract selection in lean hogs and sugar.

Investment Outlook

Despite better demand for energy, our view on crude oil remains bearish, as inventories are high and production in the U.S. has only declined modestly. We're also not likely to see a coordinated production cut between OPEC members and key non-OPEC producers. With natural gas storage expected to reach a new record high at the end of this injection season and exit the spring withdrawal season materially above its five-year average due to a forecasted warmer-than-normal winter, we remain tactical in our curve positioning (underweight nearby contract(s), overweight longer dated contract(s)).

Outside of a material deterioration in the U.S. economy we do not see a catalyst to take precious metals prices much higher from current levels in the near term. However, we continue to think gold will outperform industrial metals, which are closely linked to China demand, and where material production cuts are still needed to balance the market. With the stabilization of auto sales in China, we see the recent sell-off in out-of-index palladium as an opportunity to add to our allocation to one of the most attractive materials in the commodity complex.

We continue to prefer corn (a supply story) and soybeans (a demand story) over wheat in the grain sector. Soybean export sales remain on an above-average trend; sales this fall have been 25% above last year's level, which has helped to close the gap between actual sales and the current U.S. Department of Agriculture target.

b  Return is based on the performance of the commodity futures held as part of the Fund, as this sector is not part of the Bloomberg Commodity Index Total Return.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Finally, we continue to believe that cattle prices will trend lower as the herd expansion continues in 2016 (for the third consecutive year), and with an ample supply of feed-lot-ready animals coming to market in the next several months. Slumping exports to Asia add to the market's bearish tone. At the present time we prefer lean hogs over cattle.

Sincerely,

  ROBERT H. STEERS

  Chairman

NICK KOUTSOFTAS	BEN ROSS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended October 31, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–33.23%[a]	–31.12%[b]	—	—	—
1 Year (without sales charge)	–30.08%	–30.42%	–29.89%	–30.28%	–29.81%
Since Inception[c] (with sales charge)	–31.39%[a]	–29.65%	—	—	—
Since Inception[c] (without sales charge)	–29.25%	–29.65%	–29.01%	–29.66%	–29.01%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the August 15, 2015 prospectus, as supplemented on November 6, 2015, were as follows: Class A—5.02% and 1.45%; Class C—5.67% and 2.10%; Class I—4.77% and 1.10%; Class R—5.17% and 1.60%; and Class Z—4.67% and 1.10%. Through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of May 1, 2014 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015—October 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period[a] May 1, 2015– October 31, 2015
Class A
Actual (–18.94% return)	$1,000.00	$810.60	$6.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.25
Class C
Actual (–19.18% return)	$1,000.00	$808.20	$8.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.74	$9.48
Class I
Actual (–18.75% return)	$1,000.00	$812.50	$5.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.61	$5.58
Class R
Actual (–19.07% return)	$1,000.00	$809.30	$7.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.09	$8.11
Class Z
Actual (–18.75% return)	$1,000.00	$812.50	$5.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.61	$5.58

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.43%, 1.87%, 1.10%, 1.60% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

October 31, 2015
Fund Sector Summary
(Unaudited)

% of Net Assets
U.S. Treasury Bills	81.4
Money Market Funds	7.4
Other Assets in Excess of Liabilities[a]	11.2
100.0

Commodity Allocation Summaryb
(Unaudited)

a   Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2015.

b   The commodity allocation summary is expressed as an approximate percentage of the net notional value of the Fund's commodity futures contracts.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2015 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	88.8%
MONEY MARKET FUNDS	7.4%
State Street Institutional Treasury Money Market Fund, 0.00%[a,b]		500,000	$500,000
		Principal Amount
U.S. TREASURY BILLS	81.4%
U.S. Treasury Bill, 0.10%, due 4/21/16[b,c,d]		$4,970,000	4,965,338
U.S. Treasury Bill, 0.10%, due 11/12/15[b,c,d]		510,000	509,985
			5,475,323
TOTAL INVESTMENTS (Identified cost—$5,977,492)	88.8%		5,975,323
OTHER ASSETS IN EXCESS OF LIABILITIES[e]	11.2		750,725
NET ASSETS	100.0%		$6,726,048

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the annualized seven-day yield of the Fund.

b  All or a portion of this security is held by Cohen & Steers Active Commodities Strategy Ltd., a wholly-owned subsidiary (the Subsidiary).

c  The rate shown is the effective yield on the date of purchase.

d  All or a portion of this security has been pledged as collateral for futures contracts. $564,230 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

e  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2015 (Unaudited)

Futures contracts outstanding at October 31, 2015 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
7	Aluminum HG LME	$254,231	November 16, 2015	$(18,390)
11	Aluminum HG LME	406,931	January 18, 2016	(19,855)
8	Brent Crude Oil[b]	402,480	December 16, 2015	(2,644)
1	Cattle Feeder[b]	89,588	March 24, 2016	2,687
3	Coffee C	136,069	December 18, 2015	(13,163)
4	Copper	232,650	March 29, 2016	(1,363)
46	Corn	879,175	December 14, 2015	406
5	Cotton No. 2	159,000	May 6, 2016	(354)
7	Gasoline RBOB	403,133	December 31, 2015	15
8	Gold	913,120	December 29, 2015	(3,517)
5	KC Wheat	123,438	December 14, 2015	(1,348)
3	Lean Hogs[b]	71,040	December 14, 2015	(2,747)
6	Lean Hogs[b]	182,760	June 14, 2016	(9,262)
7	Light Sweet Crude Oil	332,290	December 21, 2015	(16,233)
4	Light Sweet Crude Oil	208,720	November 21, 2016	6,089
12	Natural Gas	298,800	December 29, 2015	(44,999)
11	Natural Gas	275,220	February 25, 2016	4,354
7	Natural Gas	171,570	March 29, 2016	(13,184)
6	Nickel LME	361,512	November 16, 2015	(20,627)
3	Nickel LME	181,080	January 18, 2016	(5,853)
2	Nickel LME	121,380	September 19, 2016	(3,768)
2	NY Harbor ULSD	129,637	December 31, 2015	(4,320)
3	Platinum	148,365	January 27, 2016	2,747
5	Silver	389,175	December 29, 2015	21,569
1	Silver	78,075	March 29, 2016	(365)
12	Soybean	531,450	January 14, 2016	(4,053)
6	Soybean Meal	181,860	January 14, 2016	(3,887)
11	Soybean Oil	188,232	January 14, 2016	(1,499)
18	Sugar 11	292,723	February 29, 2016	43,554
24	Sugar 11	380,890	April 29, 2016	23,421
6	Wheat	156,600	December 14, 2015	6,289
9	Zinc LME	381,262	November 16, 2015	(19,752)
7	Zinc LME	298,856	January 18, 2016	(7,987)
	SHORT FUTURES OUTSTANDING
7	Aluminum HG LME	(254,231)	November 16, 2015	19,488
2	Cattle Feeder[b]	(183,200)	January 28, 2016	(104)
3	Cotton No. 2	(94,980)	December 8, 2015	453

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2015 (Unaudited)

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
5	Cotton No. 2	$(157,500)	March 8, 2016	$330
1	Gold	(114,230)	February 25, 2016	(612)
2	Lean Hogs[b]	(50,200)	February 12, 2016	5,452
2	Light Sweet Crude Oil	(93,180)	November 20, 2015	(1,575)
8	Natural Gas	(201,040)	January 27, 2016	(5,338)
4	Nickel LME	(241,440)	January 18, 2016	6,806
2	Nickel LME	(121,380)	September 19, 2016	46,734
6	Nickel LME	(361,512)	November 16, 2015	10,695
24	Sugar 11	(374,438)	June 30, 2016	(16,844)
9	Zinc LME	(381,263)	November 16, 2015	14,737
				$(27,817)

a  Represents positions held in the Subsidiary.

b  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG  High Grade

LME  London Metal Exchange

RBOB  Reformulated Gasoline Blendstock for Oxygen Blending

ULSD  Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$5,977,492)	$5,975,323
Cash	732,727
Receivable for:
Variation margin on futures contracts	46,445
Fund shares sold	30,000
Due from investment advisor	27,739
Other assets	2,800
Total Assets	6,815,034
LIABILITIES:
Payable for:
Administration fees	460
Directors' fees	58
Shareholder servicing fees	17
Distribution fees	11
Other liabilities	88,440
Total Liabilities	88,986
NET ASSETS	$6,726,048
NET ASSETS consist of:
Paid-in capital	$8,346,702
Accumulated net investment loss	(40,716)
Accumulated net realized loss	(1,549,952)
Net unrealized depreciation	(29,986)
$6,726,048

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2015 (Unaudited)

CLASS A SHARES:
NET ASSETS	$507,995
Shares issued and outstanding ($0.001 par value common stock outstanding)	85,426
Net asset value and redemption price per share	$5.95
Maximum offering price per share ($5.95 ÷ 0.955)[a]	$6.23
CLASS C SHARES:
NET ASSETS	$8,987
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,523
Net asset value and offering price per share[b]	$5.90
CLASS I SHARES:
NET ASSETS	$6,191,689
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,035,912
Net asset value, offering and redemption price per share	$5.98
CLASS R SHARES:
NET ASSETS	$6,839
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,151
Net asset value, offering and redemption price per share	$5.94
CLASS Z SHARES:
NET ASSETS	$10,538
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,764
Net asset value, offering and redemption price per share	$5.97

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended October 31, 2015 (Unaudited)

Investment Income:
Interest income	$927
Expenses:
Professional fees	60,500
Registration and filing fees	44,852
Investment advisory fees	36,959
Shareholder reporting expenses	25,400
Custodian fees and expenses	16,293
Administration fees	16,286
Directors' fees and expenses	8,638
Transfer agent fees and expenses	7,798
Distribution fees—Class A	652
Distribution fees—Class C	37
Distribution fees—Class R	19
Interest expense	249
Shareholder servicing fees—Class A	209
Shareholder servicing fees—Class C	1
Shareholder servicing fees—Class I	13
Proxy expenses	70
Line of credit fees	27
Miscellaneous	6,016
Total Expenses	224,019
Reduction of Expenses (See Note 2)	(182,376)
Net Expenses	41,643
Net Investment Loss	(40,716)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,828)
Futures contracts	(1,226,842)
Net realized loss	(1,233,670)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,344)
Futures contracts	(274,556)
Net change in unrealized appreciation (depreciation)	(276,900)
Net realized and unrealized loss	(1,510,570)
Net Decrease in Net Assets Resulting from Operations	$(1,551,286)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended October 31, 2015	For the Period May 1, 2014[a] through April 30, 2015
Change in Net Assets:
From Operations:
Net investment loss	$(40,716)	$(101,339)
Net realized loss	(1,233,670)	(3,084,183)
Net change in unrealized appreciation (depreciation)	(276,900)	246,914
Net decrease in net assets resulting from operations	(1,551,286)	(2,938,608)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	39,956	11,075,986
Total increase (decrease) in net assets	(1,511,330)	8,137,378
Net Assets:
Beginning of period	8,237,378	100,000
End of period[b]	$6,726,048	$8,237,378

a  Commencement of operations.

b  Includes accumulated net investment loss of $40,716 and $0, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Six Months Ended October 31, 2015	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$7.34	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.05)	(0.11)
Net realized and unrealized loss	(1.34)	(2.55)
Total from investment operations	(1.39)	(2.66)
Net decrease in net asset value	(1.39)	(2.66)
Net asset value, end of period	$5.95	$7.34
Total investment return[c]	–18.94%[d]	–26.60%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$508.0	$568.0
Ratio of expenses to average daily net assets (before expense reduction)	6.37%[e]	4.99%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.43%[e]	1.42%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(6.35)%[e]	(4.98)%[e]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.41)%[e]	(1.41)%[e]
Portfolio turnover rate	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
Per Share Operating Performance:	For the Six Months Ended October 31, 2015	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$7.30	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.06)	(0.16)
Net realized and unrealized loss	(1.34)	(2.54)
Total from investment operations	(1.40)	(2.70)
Net decrease in net asset value	(1.40)	(2.70)
Net asset value, end of period	$5.90	$7.30
Total investment return[c]	–19.18%[d]	–27.00%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$9.0	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	6.81%[e]	5.53%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.87%[e]	1.96%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(6.79)%[e]	(5.52)%[e]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.85)%[e]	(1.95)%[e]
Portfolio turnover rate	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
Per Share Operating Performance:	For the Six Months Ended October 31, 2015	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$7.36	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.04)	(0.09)
Net realized and unrealized loss	(1.34)	(2.55)
Total from investment operations	(1.38)	(2.64)
Net decrease in net asset value	(1.38)	(2.64)
Net asset value, end of period	$5.98	$7.36
Total investment return	–18.75%[c]	–26.40%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$6,191.7	$7,637.0
Ratio of expenses to average daily net assets (before expense reduction)	6.04%[d]	4.67%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[d]	1.10%[d]
Ratio of net investment loss to average daily net assets (before expense reduction)	(6.02)%[d]	(4.66)%[d]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.08)%[d]	(1.09)%[d]
Portfolio turnover rate	—%[e]	—%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended October 31, 2015	For the Period October 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$7.34	$8.69
Income (loss) from investment operations:
Net investment loss[b]	(0.05)	(0.07)
Net realized and unrealized loss	(1.35)	(1.28)
Total from investment operations	(1.40)	(1.35)
Net decrease in net asset value	(1.40)	(1.35)
Net asset value, end of period	$5.94	$7.34
Total investment return	–19.07%[c]	–15.54%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$6.8	$8.4
Ratio of expenses to average daily net assets (before expense reduction)	6.54%[d]	5.17%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.60%[d]	1.60%[d]
Ratio of net investment loss to average daily net assets (before expense reduction)	(6.53)%[d]	(5.16)%[d]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.59)%[d]	(1.59)%[d]
Portfolio turnover rate	—%[e]	—%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended October 31, 2015	For the Period May 1, 2014[a] through April 30, 2015
Net asset value, beginning of period	$7.36	$10.00
Income (loss) from investment operations:
Net investment loss[b]	(0.04)	(0.09)
Net realized and unrealized loss	(1.35)	(2.55)
Total from investment operations	(1.39)	(2.64)
Net decrease in net asset value	(1.39)	(2.64)
Net asset value, end of period	$5.97	$7.36
Total investment return	–18.75%[c,d]	–26.40%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$10.5	$13.0
Ratio of expenses to average daily net assets (before expense reduction)	6.04%[e]	4.73%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[e]	1.16%[e]
Ratio of net investment loss to average daily net assets (before expense reduction)	(6.02)%[e]	(4.70)%[e]
Ratio of net investment loss to average daily net assets (net of expense reduction)	(1.08)%[e]	(1.13)%[e]
Portfolio turnover rate	—%[f]	—%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  The net asset value (NAV) disclosed in the October 31, 2015 semiannual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2015.

e  Annualized.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Active Commodities Strategy Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 11, 2014 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total return. The Fund had no operations until April 14, 2014 when it sold 1,000 shares each of Class A, C and Z and 7,000 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on May 1, 2014. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R shares. Class R shares became available for investment on October 1, 2014 on which date the Fund sold 1,151 shares of Class R for $10,000 to the investment advisor. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares.)

Cohen & Steers Active Commodities Strategy, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on March 13, 2014 and commenced operations on May 1, 2014. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. As of October 31, 2015, the Fund held $1,402,825 in the Subsidiary, representing 20.6% of the Fund's total assets (based on U.S. federal income tax regulations). During the six months ended October 31, 2015, the Subsidiary generated realized losses of $1,233,670. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of October 31, 2015.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments	$5,975,323	$—	$5,975,323	$—
Total Investments[a]	$5,975,323	$—	$5,975,323	$—
Futures Contracts	$215,826	$215,826	$—	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$215,826	$215,826	$—	$—
Futures Contracts	$(243,643)	$(243,643)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(243,643)	$(243,643)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Commodities Risk: Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund's net asset value).

Non-U.S. Investment Risk: The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Options: The Fund purchases call and put options on commodity futures contracts. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. At October 31, 2015, the Fund did not have any purchased options outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

federal income or excise tax is necessary. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions in which it trades and has concluded that as of October 31, 2015, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the six months ended October 31, 2015, and through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended October 31, 2015, fees waived and/or expenses reimbursed totaled $182,376.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the six months ended October 31, 2015, the Fund incurred $2,957 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended October 31, 2015, the Fund has been advised that the distributor did not receive any sales commissions from the sale of Class A shares. There were no CDSC fees collected relating to redemptions of Class A or Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares and up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund, in the amount of $46 for the six months ended October 31, 2015.

Other: At October 31, 2015, the investment advisor and affiliated persons of the investment advisor owned 93.5% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

During the six months ended October 31, 2015, there were no purchases or sales of long-term investments. Additionally, during the six months ended October 31, 2015, there were no purchases or sales of long-term U.S. government securities.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2015 and the effect of derivatives held during the six months ended October 31, 2015, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Futures Contracts[a]	Receivable for variation margin on futures contracts	$(27,817)[b]	—	$—

a Futures contracts executed with Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Amount represents the cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

Consolidated Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(1,226,842)	$(274,556)

The following summarizes the volume of the Fund's futures contracts activity during the six months ended October 31, 2015:

Futures Contracts
Average Notional Balance—Long	$9,792,264
Average Notional Balance—Short	(2,454,825)
Ending Notional Balance—Long	9,361,312
Ending Notional Balance—Short	(2,628,594)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of October 31, 2015, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$5,977,492
Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,169)
Net unrealized depreciation	$(2,169)

Note 6. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended October 31, 2015		For the Period May 1, 2014[a] through April 30, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	7,997	$49,993	76,429	$635,675
Net increase	7,997	$49,993	76,429	$635,675
Class C:
Sold	—	$—	523	$5,000
Net increase	—	$—	523	$5,000
Class I:
Sold	—	$—	1,200,646	$11,870,830
Redeemed	(1,501)	(10,037)	(170,233)	(1,452,519)
Net increase (decrease)	(1,501)	$(10,037)	1,030,413	$10,418,311
Class R:[b]
Sold	—	$—	1,151	$10,000
Net increase	—	$—	1,151	$10,000
Class Z:
Sold	—	$—	764	$7,000
Net increase	—	$—	764	$7,000

a  Commencement of operations.

b  Inception date of October 1, 2014.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $50,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 22, 2016. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended October 31, 2015, the Fund did not borrow under the credit agreement. As approved by the Board of Directors, the Fund does not intend to renew the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Directors

Effective October 1, 2015, the Board of Directors has elected Gerald J. Maginnis and Jane F. Magpiong as directors of the Fund.

Prior to becoming a Director of various Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG's Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG's Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and is a member of the Council of the American Institute of Certified Public Accounts (AICPA). He is a member of the Board of Directors of PICPA and a member of the Board of Trustees of the AICPA Foundation, and has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph's University, and is a Certified Public Accountant.

Prior to becoming a Director of various Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 25 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors noted that, as of the date of the reports from the independent data provider, the Fund had less than one year of performance history, and therefore had a limited record on which to judge the Fund's performance. The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund slightly underperformed the Peer Funds' median (by 0.10%) for the year-to-date period ended March 31, 2015, ranking in the fourth quintile, and that the Fund performed in line with its benchmark. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee was the lowest of the Peer Funds, ranking in the first quintile. The Fund's contractual management fee was higher than the median of the Peer Funds, ranking in the fifth quintile. The Board of Directors also noted that the Fund's net expense ratio was higher than the median of the Peer Funds, ranking in the fourth quintile. The Board of Directors considered that the Investment Advisor is waiving its fees and/or reimbursing expenses to limit the overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was generally satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable to the Investment Advisor.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Nick Koutsoftas
Vice President

Ben Ross
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CDFAX
Class  C—CDFCX
Class  I—CDFIX
Class  R—CDFRX
Class  Z—CDFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Active Commodities Strategy Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CDFAXSAR

Semiannual Report October 31, 2015

Cohen & Steers Active Commodities Strategy Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: December 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: December 24, 2015